Form 8-K Exhibit 10.1
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                            SHARE PURCHASE AGREEMENT

     This SHARE PURCHASE AGREEMENT (this "Agreement") is made and entered into this August 23, 2007, by and between Hanqiao Zheng ("Purchaser") and Guohua Ku ("Seller").

                                    RECITALS:

     WHEREAS, the Seller is the owner of 8,160,863 shares (the "CREG Shares") of ownership interest of China Recycling Energy Corporation, a Nevada Corporation (the "CREG");

     WHEREAS, the Purchaser is natural person and citizen of the People's Republic of China;

     WHEREAS, the Seller has determined that it is in his best interest to exchange, subject to the terms and conditions set forth herein, all of his CREG Shares with the Purchaser; and

     WHEREAS, the Purchaser has determined that it is in his best interests to purchase all the CREG shares owned by the Seller,

                                   AGREEMENT:

     NOW, THEREFORE, in consideration of the premises and the agreements set forth herein, the Seller and the Purchaser agree as follows:

                                    ARTICLE I

                                 SHARE EXCHANGE

     Section 1.01. The Share Purchase. Subject to the terms and conditions of this Agreement, the Seller agrees to assign, transfer and deliver to the Purchaser, at the Closing, all the CREG shares (8,160,863 Shares) owned by him. As exchange, Purchaser agrees to pay the Seller, at the Closing, 2,040,215 US Dollars in cash ( US $ 0.25 per share representing the fair market price of the CREG common stocks).

     Section 1.02. Execution and Closing. The Share Exchange shall take place at such other time and place as the Seller and the Purchaser mutually agree upon, orally or in writing (which time and place is designated as the "Closing"). The Seller shall deliver to the Purchaser either (i) a certificate or certificates representing the CREG Shares or (ii) instruments of assignment or transfer that shall, in the reasonable opinion of the Purchaser be necessary to transfer the CREG Shares to each of the Purchaser. The Purchaser shall also make the full payment of 2,040,215 US Dollars the Seller by either (i) bank wire transfer or
(ii) check. The Agreement is not deemed executed and the Share Purchase is not deemed completed until the Purchaser receives the physical certificates representing the CREG Shares delivered by the Seller and the Seller receives the full payment made by the Purchaser.


                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

     Section 2.01. Representations and Warranties of the Purchaser. The Purchaser represents and warrants to the Seller as follows:

            (a) The Purchaser has all power and authority to execute, deliver and perform this Agreement.


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            (b) This  Agreement is the valid and binding  obligation  of each of the Purchaser, enforceable against each of the Purchaser in accordance with its terms.

            (c) The CREG Shares will be acquired for investment for the account of the Purchaser, and not as a nominee or agent, and not with a view to the distribution or public offering thereof. In connection therewith, the Purchaser confirms that he is neither a U.S Person, as such term is defined in Rule 902(k) of Regulation S, nor located within the United States, and that the transaction will be between non-U.S. Persons, and take place outside of the United States.

            (d) The Purchaser has not been contacted concerning the acquired CREG Shares or the matters set forth in this Agreement by means of any advertisement or other general solicitation.

            (e) The Purchaser understands that (i) the acquired CREG Shares have not been registered under either the Securities Act of 1933, as amended (the "Securities Act") or the securities laws of any state by reason of specific exemptions therefrom and that such securities may be resold in the United States without registration under the Securities Act only in certain limited circumstances.

            (f) The Purchaser has access to information relating to the CREG as the Purchaser deems necessary to make an informed investment decision in connection with the acquired CREG Shares, and except as provided in Section 2.02 below, the Seller is making no representations and warranties concerning the acquired CREG Shares or the business of the CREG.

            (g) Each of the Purchaser understands that Regulation S promulgated under the Securities Act, is available only for offers and sales of securities outside the United States, and will comply with Regulation S, specifically complying with the restrictions on re-sale of the securities of Rules 903 (a) and (b)(3) of Regulation S.

            (h) Legends. The Purchaser acknowledges that the CREG Shares he acquires will bear the following restrictive legend:

                         THE  SECURITIES   REPRESENTED   HEREBY  HAVE  NOT  BEEN
                    REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING THE SECURITIES, ACKNOWLEDGES THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY: (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL OR STATE LAWS AND REGULATIONS, (C) INSIDE THE UNITED STATES PURSUANT TO (I) RULE 144A UNDER THE SECURITIES ACT TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ONE OR MORE QUALIFIED INSTITUTIONAL BUYERS TO WHOM WRITTEN NOTICE IS GIVEN THAT THE OFFER, SALE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (II) THE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND ANY APPLICABLE STATE SECURITIES LAWS OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE UNITED STATES FEDERAL OR STATE SECURITIES LAWS, AFTER PROVIDING AN OPINION OF COUNSEL OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE COMPANY TO THAT EFFECT.


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            (i) The Purchaser  acknowledges  that he is aware of his  respective obligations under the Securities Exchange Act of 1934 (the "1934 Act"), including, but not limited to those filing obligations that are triggered as a result of the consummation of the sale of the Sale Shares pursuant to Sections 13 and 16 of the 1934 Act, together with filings required to be made by the Company, under the control of the Purchaser, after the consummation of the sale of the Sale Shares.

     Section 2.02. Representations and Warranties of the Seller. The Seller represents and warrants to the Purchaser as follows:

            (a) The Seller has all power and authority to execute, deliver and perform this Agreement.

            (b) This Agreement is the valid and binding obligation of the Seller, enforceable against the Sellers in accordance with its terms.

            (c) The Seller is the record and beneficial owners of the CREG Shares acquired by Purchaser and the CREG Shares exchanged pursuant to this agreement have not been assigned, pledged, sold, transferred or otherwise conveyed.

                                   ARTICLE III

                                  MISCELLANEOUS

     Section 3.01. Governing Law; Successors and Assigns. This Agreement shall be governed and construed in accordance with the law of the State of Nevada and applicable federal law and shall be binding upon the heirs, personal representatives, executors, administrators, successors and assigns of the parties

     Section 3.02. Entire Agreement. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes and replaces any prior agreement or understanding between the Purchaser and the Seller with respect to the transfer of the Sale Shares between the Seller and the Purchaser.

     Section 3.03. Headings. The headings of the Sections of this Agreement are for convenience and shall not by themselves determine the interpretation of this Agreement.

     Section 3.04. Counterparts. This Agreement may be executed in any number of counterpart copies, all of which copies shall constitute one and the same instrument.

     Section 3.05. Independent Counsel. The Purchaser and the Seller each acknowledge that this Agreement has been prepared on behalf of the Seller by Bernard & Yam, LLP, counsel to the Seller and that Bernard & Yam, LLP is not representing, and is not acting on behalf of, the Purchaser in connection with this Agreement. The Purchaser have been provided with an opportunity to consult with their own counsel and their own business, securities and tax advisors with respect to this Agreement.






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     IN WITNESS  WHEREOF,  the parties  hereto  have signed this Share  Purchase
Agreement as of the date first above written.

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                            Signature Page for Seller

SELLER

By

      /s/Guohua Ku
      ------------
        Guohua Ku


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                          Signature Page for Purchaser

PURCHASER

By

    /s/Hanqiao Zheng
    ----------------
       Hanqiao Zheng











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